UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2017

HANCOCK HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Hancock Plaza 2510 14th Street Gulfport, Mississippi		39501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 22, 2017, the Board of Directors (the “Board”) of Hancock Holding Company (the “Company”) approved certain amendments to the Hancock Holding Company Pension Plan and Trust Agreement (the “Pension Plan”) and the Hancock Holding Company 401(k) Savings Plan and Trust Agreement (the “401(k) Savings Plan”) in order to provide greater predictability and management over costs, while simultaneously providing additional flexibility, portability and control to participants and maintaining the current retirement program for employees of the Company who are near retirement or have a long period of service with the Company.

Pursuant to Amendment No. 2 to the Hancock Holding Company Pension Plan and Trust Agreement by and between the Company, as sponsor, and Whitney Bank, as trustee (the “Pension Plan Amendment”), any individual hired or rehired by the Company or an affiliate of the Company after June 30, 2017 is excluded from eligibility to participate in the Pension Plan. The Pension Plan Amendment further provides that the accrued benefit of each participant in the Pension Plan whose combined age plus years of service as of January 1, 2018 totals less than 55 will be frozen as of January 1, 2018 and will not thereafter increase. Certain participants in the Pension Plan, including certain named executive officers, whose combined age plus years of service as of January 1, 2018 totals 55 or more, will continue to accrue benefits under the Pension Plan.

Pursuant to Amendment No. 3 to the Hancock Holding Company 401(k) Savings Plan and Trust Agreement by and between the Company, as sponsor, and Whitney Bank, as trustee (the “401(k) Amendment”), the Company will, for the benefit of any participant in the 401(k) Savings Plan whose benefits are frozen under the Pension Plan, including certain named executive officers, contribute amounts of 2%, 4% or 6% of such participant’s compensation, based on the participant’s age and years of service with the Company. The 401(k) Amendment further provides that the Company will contribute to the benefit of any associate of the Company hired or rehired after June 30, 2017 and any associate of the Company never enrolled in the Pension Plan an amount equal to 2% of the associate’s compensation.

The foregoing descriptions of the Pension Plan Amendment and the 401(k) Amendment do not purport to be complete and are qualified in their entirety by reference to the Pension Plan Amendment and the 401(k) Amendment, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.1	Amendment No. 2 to Hancock Holding Company Pension Plan and Trust Agreement by and between Hancock Holding Company and Whitney Bank, dated as of June 22, 2017.

10.2	Amendment No. 3 to Hancock Holding Company 401(k) Savings Plan and Trust Agreement by and between Hancock Holding Company and Whitney Bank, dated as of June 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

June 28, 2017	By:	/s/ Michael M. Achary
Michael M. Achary Chief Financial Officer

Exhibit No.	Description

10.1	Amendment No. 2 to Hancock Holding Company Pension Plan and Trust Agreement by and between Hancock Holding Company and Whitney Bank, dated as of June 22, 2017.

10.2	Amendment No. 3 to Hancock Holding Company 401(k) Savings Plan and Trust Agreement by and between Hancock Holding Company and Whitney Bank, dated as of June 22, 2017.

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